UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   JULY 8, 2002


                                  TECHSYS, INC.
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             (Exact name of registrant as specified in its charter)



          NEW JERSEY                    0-24542                  22-3276736
-----------------------------   ---------------------------    --------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification Number


        147 COLUMBIA TURNPIKE, SUITE 109, FLORHAM PARK, NEW JERSEY 07932
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (973) 236-1919


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 8, 2002, the Board of Directors of TechSys, Inc. ("the Company") and its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Sobel & Co., LLC to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of Sobel & Co., LLC is subject to shareholder ratification at the Company's 2002 Annual Meeting of Stockholders tentatively scheduled during the third quarter of 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001, 2000, and 1999 did not contain an adverse opinion or disclaimer of opinion. Arthur Andersen's reports on the Company's consolidated financial statements for years ended 2000 and 1999 were not qualified or modified as to uncertainty, audit scope or accounting principles. For year ended December 31, 2001, the fourth paragraph of Arthur Andersen's report on the Company's consolidated financial statements expressed substantial doubt as to the Company's ability to continue as a going concern.

During the years ended December 31, 2001, 2000, and 1999 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Sobel & Co. LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.






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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS.

           (a)  FINANCIAL STATEMENTS
                None.

           (b)  PRO FORMA FINANCIAL INFORMATION
                None.

           (c)  Exhibits
                None.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, TechSys has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TECHSYS, INC.


Date:      July 8, 2002                    By: ______________________________
                                                    Mark N. Raab
                                                    Chief Financial Officer





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